Exhibit 10.95

INDEMNIFICATION AND GUARANTY AGREEMENT

This Indemnification and Guaranty Agreement (this “Agreement”) is entered into as of the 13th day of June, 2003, by Horizon Huntley Finance LLC, a Delaware limited liability company (“HHFL”), Horizon Huntley LLC, a Delaware limited liability company (“HHL”; HHFL and HHL are each individually referred to herein as an “Indemnifying Party” and collectively referred to herein as the “Indemnifying Parties”), and Horizon Group Properties, Inc., a Maryland corporation (the “HGPI”), in favor of The Prime Group, Inc., an Illinois corporation (“PGI”), Prime Group Limited Partnership, an Illinois limited partnership (“PGLP”), Prime Group II, L.P., an Illinois limited partnership (“PGII”), Prime Group III, L.P., an Illinois limited partnership (“PGIII”), and Michael W. Reschke (PGI, PGLP, PGII, PGIII and Michael W. Reschke are each individually referred to herein as a “Prime Party” and collectively referred to herein as the “Prime Parties”).

W I T N E S S E T H:

WHEREAS, HHFL, HHL, HGI, PGI, Huntley Development Company, an Illinois corporation (“HDC”), Prime/Huntley Meadows Residential, Inc., an Illinois corporation (“P/HMRI”), and PGLP Holdings, L.L.C., a Delaware limited liability company (“PGLP Holdings”), have entered into the Partnership Interests Purchase Agreement, dated as of June 13, 2003 (the “Purchase Agreement”);

WHEREAS, pursuant to separate Guarantees, each dated as of December 18, 1995, as amended from time to time, the Prime Parties are guarantors under the Amended and Restated Agreement and Assignment of Net Profits Interests, dated as of October 27, 1999, by and among Huntley Development Limited Partnership, an Illinois limited partnership, Huntley Meadows Residential Venture, an Illinois partnership, and Beal Bank, S.S.B., a Texas state savings bank, as amended by that certain First Amendment to Amended and Restated Agreement and Assignment of Net Profits Interests, dated as of January 30, 2002 (the “Beal Net Profits Assignment”);

WHEREAS, Michael W. Reschke has also guaranteed the obligations under the Beal Mortgage Loan Documents (the Beal Mortgage Loan Documents and the Beal Net Profits Assignment are collectively referred to herein as the “Beal Agreements”);

WHEREAS, HHFL and HHL have agreed, as an inducement for PGI, HDC, P/HRMI and PGLP to enter into the Purchase Agreement, and as a condition to the closing of the transactions contemplated by the Purchase Agreement, to unconditionally indemnify the Prime Parties and their respective officers, directors, employees, partners, members, managers, shareholders, agents and affiliates (collectively with the Prime Parties, the “Indemnified Parties”) from and against any and all losses arising out of or relating to the Beal Agreements, and HGPI has agreed to guarantee HHLF’s and HHL’s agreements and obligations hereunder; and

WHEREAS, capitalized terms use herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Indemnification.  The Indemnifying Parties hereby agree to, jointly and severally, unconditionally indemnify, defend and hold the Indemnified Parties harmless from and in respect of any and all losses, damages, claims, liabilities, obligations (including guarantee obligations), suits, actions, judgments, liens, fees, taxes, penalties, costs and expenses of any nature whatsoever (including legal fees and expenses) (collectively, “Losses“) that they may incur arising out of, in connection with or relating to the Prime Parties’ respective guarantee obligations under the Beal Agreements.

2.                                       Guarantee.  HGPI hereby unconditionally and irrevocably guarantees to the Indemnified Parties, without offset or deduction, (a) the prompt and full discharge when due by the Indemnifying Parties of all of the Indemnifying Parties’ payment obligations under this Agreement in accordance with the terms hereof, the guarantee under this clause (a) constituting hereby a guarantee of payment and not of collection, and (b) the punctual and faithful performance by HGPI of each and every duty, agreement, covenant and other obligation of the Indemnifying Parties under and in accordance with the terms of this Agreement.  HGPI also hereby agrees that, if any Indemnifying Party fails to perform and discharge promptly all such obligations and liabilities in accordance with such terms, HGPI will, forthwith, upon demand, perform and discharge the same.  The obligations of the Indemnifying Parties hereby guaranteed are hereinafter called the “Obligations”.  The unconditional obligation of HGPI hereunder will not be affected, impaired or released by any extension, waiver or amendment.  Without limiting the generality of the foregoing, HGPI specifically agrees that it shall not be necessary or required, and that it shall not be entitled to require, that the Indemnified Parties file suit or proceed to obtain or assert a claim for personal judgment against any Indemnifying Party for the Obligations or make any effort at collection of the Obligations from any Indemnifying Party or foreclose against or seek to realize upon any security now or hereafter existing for the Obligations or file suit or proceed to obtain or assert a claim for personal judgment against any other party liable for the Obligations or make any effort at collection of the Obligations from any such other party or exercise or assert any other right or remedy to which any of them is or may be entitled in connection with the Obligations or any security or other guarantee therefor or assert or file any claim against the assets of any Indemnifying Party or other person liable for the Obligations, or any part thereof, before or as a condition of enforcing the liability of  HGPI under this Section 2 or requiring payment of said Obligations by HGPI hereunder, or at any time thereafter.

3.                                       Consent.  None of the Indemnifying Parties or HGPI will, without the prior written consent of the Prime Parties, modify or amend any of the Beal Agreements in any manner that could reasonably be expected to extend or increase the liabilities or obligations of any Prime Party thereunder or with respect thereto.

4.                                       Severability.  If any term, provision, covenant or restriction of this Agreement is held by a governmental entity to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

5.                                       Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the State of Illinois applicable to contracts to be made and performed entirely therein without giving effect to the principles of conflicts of law thereof or of any other jurisdiction.

6.                                       Jurisdiction.                               Each of the parties hereto hereby expressly and irrevocably submits to the non-exclusive personal jurisdiction of the courts of the State of Illinois (collectively, the “Illinois Courts“), preserving, however, all rights of removal to any federal court located in the Northern District of the State of Illinois under 28 U.S.C. Section 1441, in connection with all disputes arising out of or in connection with this Agreement or the transactions contemplated hereby and agrees not to commence any litigation relating thereto except in such courts.  Each party hereby waives the right to any other jurisdiction or venue for any litigation arising out of or in connection with this Agreement or the transactions contemplated hereby to which any of them may be entitled by reason of its present or future domicile.  Notwithstanding the foregoing, each of the parties hereto agrees that each of the other parties shall have the right to bring any action or proceeding for enforcement of a judgment entered by the Illinois Courts in any other court or jurisdiction.

7.                                       Service of Process.  Each party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section 6 hereof in any such action or proceeding by mailing copies thereof by registered United States mail, postage prepaid, return receipt requested.  However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

8.                                       Recovery of Fees by Prevailing Party.  In any action at law or in equity to enforce any of the provisions or rights under this Agreement, the party which does not prevail in such litigation, as determined by the court in a final judgment or decree, shall pay to the prevailing party all costs, expenses and reasonable attorneys’ fees incurred by the prevailing party, including such costs, expenses and fees of any appeals.  If the prevailing party shall recover judgment in any action or proceeding, its costs, expenses and attorneys’ fees shall be included as part of such judgment.

9.                                       Counterparts.  This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement.

10.                                 Waivers.  Any failure of any of the Indemnifying Parties to comply with any obligation, covenant, agreement or condition herein may be waived by the Indemnified Parties only by a written instrument signed by the Indemnified Parties, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

HORIZON HUNTLEY FINANCE LLC

By:
Name:
Title:

HORIZON HUNTLEY LLC

By:
Name:
Title:

HORIZON GROUP PROPERTIES, INC.

By:
Name:
Title:

Michael W. Reschke

PRIME GROUP LIMITED PARTNERSHIP

By:
Name:
Title:

PRIME GROUP II, L.P.,
an Illinois limited partnership
By: PGLP, INC., Managing General Partner

By:
Name:
Title:

PRIME GROUP III, L.P.,
an Illinois limited partnership
By: PGLP, INC., Managing General Partner

By:
Name:
Title:

THE PRIME GROUP, INC.

By:
Name:
Title: